EXHIBIT 10.26


                             SUBORDINATION AGREEMENT

     This Subordination Agreement (this "Agreement") is entered into as of the 30th day of June, 2005, by and among Spotless Plastic (USA), Inc., a Delaware corporation, (the "Subordinated Lender"), and Laurus Master Fund, Ltd. (the "Senior Lender"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.


                                   BACKGROUND

     WHEREAS,  the  Senior  Lender  has made a loan to  WINDSWEPT  ENVIRONMENTAL
GROUP, INC., a Delaware corporation (the "Company") pursuant to, and in accordance with, (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement, each as amended, modified or supplemented from time to time.

     WHEREAS, the Subordinated Lender has made loans to the Company.

     NOW, THEREFORE, the Subordinated Lender and the Senior Lender agree as follows:

                                      TERMS

     1. All obligations of each the Company and/or any of its Subsidiaries to the Senior Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Senior Liabilities". Any and all loans, other extensions of credit, or otherwise made by the Subordinated Lenders to the Company and/or any of its Subsidiaries, together with all other obligations of the Company and/or any of its Subsidiaries to the Subordinated Lender (in each case, including any principal, interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Junior Liabilities". Notwithstanding this provision, the "Junior
Liabilities" shall not include the amounts owed by the Company to the Subordinated Lender and Joseph Murphy (the "Service Payments") pursuant to the terms and provisions of the Transition Services Agreement, dated as of the date hereof, by and among, the Company, Spotless and Joseph Murphy. For the avoidance of doubt, the parties hereto agree that the term "Junior Liabilities" shall not include the Purchased Account (as hereinafter defined). It is expressly understood and agreed that the term "Senior Liabilities", as used in this Agreement, shall include, without limitation, any and all interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Company, its Subsidiaries or anyone else, to collect such interest, fees or penalties, as the case may be.

     2. Except in respect of the open account receivable of the New York City Department of Environmental Protection - Coney Island, I.D. No. NYC004 in the open amount as of the date hereof of $189,196.82 (the "Purchased Account") and in respect of the Service Payments, or as expressly otherwise provided in this Agreement or as the Senior Lender may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities. Furthermore, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Junior Liability. Notwithstanding anything to the contrary contained in this paragraph 2 or elsewhere in this Agreement, the Senior Lender hereby agrees that the Company and its Subsidiaries may make regularly scheduled principal, interest and services payments, as the case may be, to the Subordinated Lender with respect to the Junior Liabilities, so long as (i) no Event of Default (as defined in the Note) has occurred and is continuing at the time of any such payment and (ii) the amount of such regularly scheduled principal payments and the rate of interest, in each case, with respect to the Junior Liabilities is not increased from that in effect on the date hereof.

     3. With the exception of the Purchased Account and the Service Payments, the Subordinated Lender hereby subordinates all security interests that have been, or may be, granted by the Company and/or any of its Subsidiaries to such Subordinated Lender in respect of the Junior Liabilities, to the security interests granted by the Company and/or any of its Subsidiaries to the Senior Lender in respect of the Senior Liabilities.

     4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its Subsidiaries or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its Subsidiaries, or any sale of all or substantially all of the assets of the Company and/or any of its Subsidiaries, or otherwise), the Senior Liabilities shall first be paid in full before any Subordinated Lender shall be entitled to receive and to retain any payment or distribution in respect of any Junior Liability.

     5. The Subordinated Lender will mark his books and records so as to clearly indicate that their respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. The Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender may reasonably request from time to time request to carry out the intent of this Agreement.

     6. The Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

     7. No Subordinated Lender will without the prior written consent of the Senior Lender: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability (except in respect of the Purchased Account and the Service Payments); or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company and/or any of its Subsidiaries.

     8. The Senior Lender may, from time to time, at its sole discretion and without notice to any Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

     9. The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, without notice to any Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

     10. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Subordinated Lender, or any noncompliance of any Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lender and the obligations of any Subordinated Lender under this Agreement.

     11. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender under this Agreement.

     12. This Agreement shall be binding upon the Subordinated Lender and upon the heirs, legal representatives, successors and assigns of the Subordinated Lender and the successors and assigns of any Subordinated Lender.

     13. This Agreement shall be construed in accordance with and governed by the laws of New York without regard to conflict of laws provisions. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                            [signature page follows]

     IN WITNESS WHEREOF, this Agreement has been made and delivered this 30th day of June, 2005.

                                SPOTLESS PLASTIC (USA), INC.



                                By:   /s/ Charles L. Kelly, Jr.
                                    ------------------------------------------
                                Name:   Charles L. Kelly, Jr.
                                Title:  Senior Vice President of Operations



                                LAURUS MASTER FUND, LTD.

                                By:   /s/ David Grin
                                    -------------------------------------------
                                Name:   David Grin
                                Title:  Director


Acknowledged and Agreed to by:

WINDSWEPT ENVIRONMENTAL GROUP, INC.



By:  /s/ Michael O'Reilly
  ------------------------------------------
  Name:  Michael O'Reilly
  Title: President


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